GOLDMAN SACHS ETF TRUST

Goldman Sachs Defensive Equity ETF

(the “Fund”)

Supplement dated March 28, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2023, as supplemented to date

Effective April 1, 2024 (the “Effective Date”), Patrick Hartnett will no longer serve as a portfolio manager for the Fund. Raj Garigipati, Oliver Bunn, and Sergio Calvo de Leon will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Hartnett in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQTYETF7STK 03-24